Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kathleen P. Bloch, the Chief Financial Officer of CytoSorbents Corporation, hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ending September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2020,  fairly presents, in all material respects, the financial condition and results of operations of CytoSorbents Corporation.

Date: November 4, 2020

CYTOSORBENTS CORPORATION

By:	/s/ Kathleen P. Bloch
Kathleen P. Bloch Chief Financial Officer